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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) July 1, 2003
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                  1-10702                34-1531521
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 (State or Other Jurisdiction      (Commission            (IRS Employer
       of Incorporation)            File Number)         Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut               06880
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      (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     Terex Corporation (the "Company") issued a press release dated July 1, 2003 announcing that it has reached a non-binding agreement in principle with Caterpillar Inc. ("Caterpillar") for Caterpillar to acquire the Company's worldwide electric drive mining truck business, and for the Company to acquire Caterpillar's 5000-Series mining shovel intellectual property.

     The completion of these transactions is subject to a number of contingencies, including satisfactory due diligence, regulatory review and the execution of a definitive agreement. Financial terms will not be disclosed pending such execution.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on July 1, 2003.



                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 1, 2003


                                                     TEREX CORPORATION


                                                     By:  /s/ Eric I Cohen
                                                          Eric I Cohen
                                                          Senior Vice President